Exhibit 32 .1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viropro, Inc, (the "Company") on Form 10-QSB /A for the period ending February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean-Marie Dupuy, acting as Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jean-Marie Dupuy

_______________________________

Jean-Marie Dupuy, Director, President, CEO and acting CFO

Date:   September 20, 2006